T. Rowe Price Institutional Emerging Markets Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL EMERGING MARKETS BOND FUND

On September 27, 2024, the assets and liabilities of the T. Rowe Price Institutional Emerging Markets Bond Fund were transferred to, and the fund was reorganized into, the T. Rowe Price Emerging Markets Bond Fund through a tax-free reorganization. As a result, the T. Rowe Price Institutional Emerging Markets Bond Fund has been liquidated and is no longer offered to shareholders for purchase.

The date of this supplement is October 1, 2024.

10/1/24